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                                                                 EXHIBIT 10.37

            BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
                     c/o Boston Capital Corporation
                          One Boston Place
                        Boston, MA  02108-4405



                         As of December 5, 2005


BCP Funding, LLC
c/o Boston Capital Corporation
One Boston Place
Boston, MA  02108-4405

               RE:  AGREEMENT TO EXTEND MATURITY DATE

Ladies and Gentlemen:

     Boston Capital Real Estate Investment Trust, Inc., a Maryland corporation ("Borrower"), hereby agrees with you as follows:

     1. RECITALS. Reference is made to the Loan Agreement dated May 31, 2003 ("Loan Agreement") between Borrower and you. All capitalized terms used herein shall have the meanings defined in the Loan Agreement. Borrower and you have previously extended the Maturity Date from November 30, 2004 to January 1, 2006. Borrower would like to further extend the Maturity Date from January 1, 2006 to January 1, 2007 and you are willing so to extend the Maturity Date upon the terms and conditions set forth in this agreement.

     2. EXTENSION OF MATURITY DATE. For good and valuable consideration, the receipt and sufficiency of which you hereby acknowledge, the Maturity Date of the Loans is hereby extended to January 1, 2007.

     3. NO DEFAULTS. By its authorized signature below, Borrower hereby represents, warrants and certifies to Agent and Lenders that there is currently outstanding no Default or Event of Default.

     4. AGREEMENT CONFIRMED. Except as modified hereby, the Loan Agreement is hereby ratified and confirmed and remains in full force and effect.

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BCP Funding, LLC
As of December 5, 2005
Page 2

     5. COUNTERPARTS. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all the parties hereto.

                                            Very truly yours,

                                            BOSTON CAPITAL REAL ESTATE
                                            INVESTMENT TRUST, INC

                                            By: /s/ JEFFREY H. GOLDSTEIN
                                                ------------------------
                                                Name:  Jeffrey H. Goldstein
                                                Title: President


Accepted and Agreed as of the date first above written:

BCP FUNDING, LLC, by Boston Capital Companion
Limited Partnership, Sole Member, by Boston Capital
Partners II Corporation, sole General Partner


By:  /s/ JEFFREY H. GOLDSTEIN
     ------------------------
     Name:  Jeffrey H. Goldstein
     Title: Executive Vice President and Treasurer



                       CONFIRMATION BY GUARANTOR

     The undersigned, Boston Capital Companion Limited Partnership, a Massachusetts limited partnership (the "Guarantor"), hereby confirms its Unconditional Guaranty (Limited Recourse) dated as of May 31, 2003 (the "Guaranty") and Pledge Agreement (REIT Shares) dated as of May 31, 2003 (the "Pledge") and agrees that the Guaranty and the Pledge shall be fully applicable to the Loans as extended by this letter.

                                           BOSTON CAPITAL COMPANION LIMITED
                                           PARTNERSHIP, by Boston Capital
                                           Partners II Corporation,
                                           sole General Partner


                                           By:  /s/ JEFFREY H. GOLDSTEIN
                                                ------------------------
                                                Name:  Jeffrey H. Goldstein
                                                Title: Executive Vice President
                                                       and Treasurer